SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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[   ]           Definitive Additional Materials                                                                                         by Rule 14a-6(e)(2))
[ ]	Soliciting Material Pursuant to
 240.14a-11(c) or 240.14a-12

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
     (NYSE – WIW)
385 East Colorado Boulevard
Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2011

To the Shareholders of
WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors” or the “Investment Adviser”), 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, May 24, 2011 at 2:30 p.m., Central time, for the following purposes:

(1)	Electing one Class I Trustee, to hold office for the term indicated; and
(2)	Transacting such other business as may properly come before the
Annual Meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Trustees has fixed the close of business on April 5, 2011 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Mark E. Mathiasen, Secretary

Pasadena, California
April 20, 2011

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

385 East Colorado Boulevard
Pasadena, California 91101

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 24, 2011 at 2:30 p.m., Central time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Michael Larson to the Board of Trustees of the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 26, 2011.

     The Board of Trustees has fixed the close of business on April 5, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

     Shareholders of the Fund as of the close of business on April 5, 2011 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

     Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

     Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     R. Jay Gerken, Kevin M. Robinson and Mark E. Mathiasen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Gerken and Mr. Mathiasen are each officers of the Fund, and Mr. Gerken is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund, the nominee listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

     Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

     By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

     By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF CLASS I TRUSTEE

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s Annual Meeting; and Class II, whose term will expire at the Fund’s 2012 annual meeting of shareholders; and Class III, whose term will expire at the Fund’s 2013 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

     The following table sets forth the nominee who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Michael Larson	Class I	2014 Annual Meeting

*	Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Mr. Larson. The nominee has agreed to continue to serve if elected at the Annual Meeting. If the nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and the nominee, including their ages as of March 1, 2011, is set forth below. The address of each Trustee and the nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Larson is a nominee for election at the Annual Meeting.

Number of
				Portfolios		Shares of
		Term of		In Fund	Other	the Fund
	Position(s)	Office and	Principal	Complex*	Directorships	Beneficially
	Held	Length	Occupations	Overseen by	Held by	Owned on
	With	of Time	During the	Trustee or	Trustee or	February 28,
Name and Age	Fund	Served	Past 5 Years	Nominee	Nominee*	2011

Independent Trustees

Michael Larson	Nominee,	Term	Chief Investment	2	Republic Services,	4,547**
51	Trustee and	expires	Officer for William		Inc. (2009-present);
	Chairman of	at the	H. Gates III		Grupo Televisa,,
	the Board	Annual	(1994–present).		S.A.B.
	of Trustees(1)(2)	Meeting;			(2009-present);
		served			Autonation, Inc.
		since			(2010-present).
September
2004

Ronald A.	Trustee(1)(2)	Term	Partner of Nyberg &	56	None	737
Nyberg		expires	Cassioppi, LLC, a law
57		in 2012;	firm specializing in
		served	corporate law, estate
		since	planning and business
		January	transactions (2000-present).
		2004	Formerly, Executive Vice
President, General Counsel,
and Corporate Secretary of
Van Kampen Investments
(1982-1999).

Ronald E.	Trustee(1)(2)	Term	Portfolio Consultant	53	None	None
Toupin, Jr.		expires	(2010–present); Formerly
52		in 2013;	Vice President, Manager and
		served	Portfolio Manager of Nuveen
		since	Asset Management (1998-1999),
		January	Vice President and Portfolio
		2004	Manager of Nuveen Investment
Advisory Corporation (1993-1999),
Vice President and Manager of
Nuveen Unit Investment Trusts
(1991-1999), and Assistant Vice
President and Portfolio Manager
of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen
& Company, Inc. (1982-1999).

Interested Trustee

R. Jay Gerken	Trustee	Term	Managing Director of Legg	165	None	2,276
59(3)	and	expires	Mason & Co., LLC (“Legg
	President	in 2013;	Mason & Co.”) Chairman,
		served	President and Chief Executive
		since	Officer of certain mutual funds
		March	associated with Legg Mason
		2007	& Co. or its affiliates (2005-
present); President of Legg
Mason Partners Fund Advisor,
LLC (“LMPFA”) (2006-present);
Chairman of Smith Barney
Fund Management LLC and
Citi Fund Management Inc.
(2002-2005); Chairman,
President and Chief Executive
Officer of Travelers Investment
Adviser, Inc. (2002-2005).

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)	Mr. Gerken is an “interested person” (as defined above) of the Fund because of his position as
President of the Fund, and his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund’s investment managers, Western Asset
Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd., Western
Asset Management Company Limited and Western Asset Management Company Ltd (together, the
“Investment Managers”).

*	Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities &
Income Fund, a closed-end investment company. Western Asset serves as adviser to Western
Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as
Trustees of Claymore Dividend & Income Fund, Managed Duration Investment Grade Municipal
Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity
Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Enhanced Equity Income
Fund, Guggenheim Build America Bonds Managed Duration Trust and Guggenheim Strategic
Opportunities Fund, each of which is a closed-end management investment company managed or serviced by Guggenheim Advisors, the Fund’s investment adviser, or its affiliates, Claymore
Exchange-Traded Fund Trust (consisting of 29 separate portfolios) and Claymore Exchange-Traded
Fund Trust 2 (consisting of 13 separate portfolios), each of which is an open-end management investment company managed by Guggenheim Advisors. Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth &
Income Fund and Advent/Claymore Global Convertible Securities & Income Fund, each of which is a closed-end investment company managed or serviced by Guggenheim Advisors or its affiliates. Mr.
Gerken serves as Chairman, Trustee or Director of 165 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

     The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, Investment Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Gerken, his status as not being an “interested person” (as defined in the 1940 Act) of the Fund; and, as to Mr. Gerken, his status as a representative of Legg Mason, Inc., the parent company of Western Asset. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

     Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

     Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies within the Investment Adviser’s fund complex.

     Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Investment Adviser’s fund complex.

     Mr. Gerken: Investment management experience as an executive and portfolio manager and leadership roles within Legg Mason, Inc. and affiliated entities, and experience serving on the boards of various investment companies.

     References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman's independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser, the Investment Managers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Investment Managers. The Board also noted that 75% of its members are Independent Trustees. The Board reviews its structure on an annual basis.

     As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Investment Managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

     The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Investment Managers, the affiliates of the Investment Adviser and Investment Managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s CCO and Western Asset’s chief risk officer, as well as various personnel of the Investment Adviser and the Investment Managers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairman). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the

New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 14, 2010. The charter is not currently made available on the Fund’s website.

    The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Ronald E. Toupin, Jr. (Chairman)
Michael Larson
Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson,

Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund’s charter is not currently made available on the Fund’s website.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

     Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

     The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Investment Managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

     Meetings. During 2010, the Board of Trustees held five meetings, the Audit Committee held three meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund’s policies require the Trustees to attend the Fund’s annual shareholder meetings. Each current Trustee attended the Fund’s annual shareholder meeting in May 2010.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

     Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of February 28, 2011 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Aggregate Dollar Range
of Equity Securities in all
Funds Overseen or to
	Dollar Range	be Overseen by Trustee
Name of	of Equity	or Nominee in Family
Trustee or Nominee	Securities in the Fund	of Investment Companies

Independent Trustees

Michael Larson	$50,001-$100,000	Over $100,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr.	None	None

Interested Trustee

R. Jay Gerken	$10,001-$50,000	$50,001-$100,000

     Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $5,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2010, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

				Total
		Pension or		Compensation
		Retirement	Estimated	from the
	Aggregate	Benefits	Annual	Fund and its
	Compensation	Accrued as	Benefits	Fund Complex
Name of Trustee	from	Part of Fund’s	Upon	Paid to
or Nominee	the Fund	Expenses	Retirement	Trustees(1)

		Independent Trustees

Michael Larson	$30,500	$0	$0	$61,000
Ronald A. Nyberg	$28,500	$0	$0	$362,000
Ronald E. Toupin, Jr.	$28,500	$0	$0	$304,250

		Interested Trustees

R. Jay Gerken	$0	$0	$0	$0

(1)	Represents aggregate compensation paid to each Trustee during the fiscal year ended December
31, 2010 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs.
Larson, Nyberg, Toupin and Gerken serve as Trustees to 2, 56, 53 and 165 funds in the Fund
Complex, respectively.

     During 2010, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, an Investment Manager or their respective affiliates.

     Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class I, the Trustee nominee who receives the greatest number of votes properly cast with respect to the Class I Trustee will be elected as the Class I Trustee. The Trustees unanimously recommend that shareholders vote to elect Mr. Larson to the Board of Trustees, as a Class I Trustee.

INFORMATION CONCERNING THE INVESTMENT
ADVISER, THE INVESTMENT MANAGERS AND
THE FUND’S OFFICERS

     The Investment Adviser is a subsidiary of Guggenheim Funds Services Group, Inc., a privately-held financial services company. The address of Guggenheim Funds Services Group, Inc. and the Investment Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. Western Asset is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Managers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator.

     Information regarding the executive officers of the Fund, including their ages as of March 1, 2011 and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

		Term of		Shares of the
	Position(s)	Office and		Fund Beneficially
	Held	Length of	Principal Occupation(s)	Owned on
Name and Age	with Fund	Time Served(1)	During the Past 5 Years	February 28, 2011
R. Jay Gerken	Trustee and	Served since	See “Election of Class I	2,276
59	President	March 2007	Trustee” above.

Charles A.	Vice President	Served since	General Counsel of	None
Ruys de Perez		March 2007	Western Asset Management
53			Company (2007-present).
Formerly: Chief Compliance
Officer, Putnam Investments
(2004 2007); Managing
Director and Senior Counsel
of Putnam Investments
(2001-2004).

		Term of		Shares of the
	Position(s)	Office and		Fund Beneficially
	Held	Length of	Principal Occupation(s)	Owned on
Name and Age	with Fund	Time Served(1)	During the Past 5 Years	February 28, 2011
Kaprel Ozsolak	Principal	Served since	Director of Legg Mason	None
45	Financial	June 2010	& Co. (since 2005); Chief
	and		Financial Officer of certain
55 Water Street	Accounting		mutual funds associated
New York, NY	Officer		with Legg Mason & Co. or
10041			its affiliates (since 2007)
and Legg Mason & Co.
predecessors (prior to 2007);
formerly Treasurer of
certain mutual funds associated
with Legg Mason & Co. or
its affiliates (prior to 2010)
and Legg Mason & Co.
predecessors (prior to 2005);
formerly, Controller of certain
mutual funds associated with
Legg Mason & Co. predecessors
(prior to 2004).

Erin K. Morris	Treasurer	Served since	Vice President and Manager	None
44		June 2010	Global Fiduciary Platform,
Legg Mason & Co.
100 International			(2005-present); Assistant
Drive			Vice President and Manager,
Baltimore, MD			Fund Accounting Legg Mason
21202			Wood Walker, Incorporated
(2002-2005); Treasurer, Western
Asset Funds, Inc., Western Asset
Income Fund and Western Asset
Premier Bond Fund
(2006-present); The Fund and
Western Asset/Claymore
Inflation-Linked Securities &
Income Fund (2010-present);
Assistant Treasurer Legg Mason
Partners Fund Complex
(2007-present); Formerly
Assistant Treasurer, Western
Asset Funds, Inc., Western
Asset Income Fund and
Western Asset Premier Bond
Fund (2001-2006); The Fund
(2003-2009) and Western
Asset/Claymore Inflation-Linked
Securities & Income Fund
(2004-2009)

		Term of		Shares of the
	Position(s)	Office and		Fund Beneficially
	Held	Length of	Principal Occupation(s)	Owned on
Name and Age	with Fund	Time Served(1)	During the Past 5 Years	February 28, 2011
Todd F. Kuehl	Chief	Served since	Managing Director, Legg	None
41	Compliance	February 2007	Mason & Co.
	Officer		(2006-present); Chief
100 International			Compliance Officer of
Drive			Legg Mason Private
Baltimore, MD			Portfolio Group
21202			(2009-2010); Chief
Compliance Officer of
Western Asset/Claymore
Inflation-Linked Securities
& Income Fund, Western
Asset Income Fund, Western
Asset Premier Bond Fund,
Western Asset Funds, Inc.
(2007-present) and Barrett
Growth Fund and Barrett
Opportunity Fund
(2006-present); Branch Chief,
Division of Investment
Management, U.S. Securities
and Exchange Commission
(2002-2006).

Mark E.	Secretary	Served since	Vice President and Assistant	None
Mathiasen		November	General Counsel of Guggenheim
32		2010	Fund Services Group, Inc.
(2007 to present). Secretary
2455 Corporate			of certain funds in the
West Drive			Guggenheim Funds complex.
Lisle, IL 60532			Previously, Law Clerk for the
Idaho State Courts (2003-2007).

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

     It is currently anticipated that the Fund’s next annual meeting of shareholders will be held in May 2012. Proposals that shareholders wish to present to the 2012 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to April 26, 2012 (i.e., on or before December 28, 2011).

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2012 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days nor more than 60 days, prior to April 26, 2012 (i.e., no earlier than February 26, 2012 and no later than March 12, 2012).

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

     As of February 28, 2011, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of April 5, 2011, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,134,448 Shares (representing approximately 99.92% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of April 1, 2011, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1)	10,290,372	16.8%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
Cascade Investment, L.L.C. (2)(3)	6,134,915	10.0%
2365 Carillon Point,
Kirkland, WA 98033
Wells Fargo & Company(4)	4,663,372	7.6%
420 Montgomery Street
San Francisco, CA 94104

(1)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange
Commission on January 10, 2011.
(2)	Based on information obtained from a Form 3 filed with the Securities and Exchange Commission on
May 15, 2009.
(3)	Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the shares beneficially owned by Cascade. All shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.
(4)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange
Commission on March 11, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Adviser, the Investment Managers, certain affiliates of the Investment Adviser and Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2010, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

     The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 1-866-486-2228.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting. The following table presents fees billed by PricewaterhouseCoopers LLP to the Fund for services rendered in each of the Fund's last two fiscal years:

Fiscal year ended                                Audit Fees                      Audit-Related Fees                                Tax Fees                      All Other Fees

December 31, 2009                                     $31,500                                                    $0                                     $4,000                                           $0

December 31, 2010                                     $38,832                                                    $0                                     $4,000                                           $0

“Audit Fees” represents fees billed for professional services rendered for the audit of the Fund's financial statements and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for the audit done for the applicable fiscal year.

“Audit Related Fees” represents fees billed for assurance and related services reasonably related to the performance of an audit of annual financial statements for the applicable fiscal year.

“Tax Fees” represents fees billed for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns for the applicable fiscal year.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP during the applicable fiscal year.

For the Fund's fiscal years ended December 31, 2009 and December 31, 2010, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $4,000 and $4,000, respectively, to the Fund, the Investment Adviser (including its predecessor, Claymore Advisors, LLC) and any entity controlling, controlled by or under common control with the Investment Adviser (including its predecessor, Claymore Advisors, LLC) that provides ongoing services to the Fund (a “Service Affiliate”).

Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser (including its predecessor, Claymore Advisors, LLC) and all Service Affiliates, to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee.  No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

No amounts were billed to the Investment Adviser (including its predecessor, Claymore Advisors, LLC) or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund's last two fiscal years.  The table below presents fees billed to Western Asset and any entity controlling, controlled by or under common control with Western Asset by PricewaterhouseCoopers LLP that were pre-approved by the Fund’s Audit Committee in each of the Fund's last two fiscal years:

Fiscal year ended                                Audit-Related Fees                                Tax Fees                      All Other Fees

December 31, 2009                                                 $230,000 (1)                                        $0                                 $180,000 (2)

December 31, 2010                                                            $0                                            $0                                             $0

(1)  Amount represents fees billed for a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset.

(2)  Amount represents fees billed for a GIPS Attestation for Western Asset.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser (including its predecessor, Claymore Advisors, LLC) and any Service Affiliates that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Mark E. Mathiasen, Secretary

April 20, 2011

THIS PAGE INTENTIONALLY LEFT BLANK

Appendix A

Governance and Nominating Committee Charter

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
PROTECTED SECRITIES FUND

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
PROTECTED SECURITIES FUND 2

As of January 20, 2004

Purposes and Organization

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the “Board”) of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a “Fund') is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be “interested persons” of a Fund, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).* The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or
appointment as members of the Board and recommend the
appointment of members and chairs of each Board Committee.
(2)	To review policy matters affecting the operation of the Board and
Board committees and make such recommendations to the Board as deemed appropriate by the Committee.
(3)	To evaluate periodically the effectiveness of the Board and Board
Committees and make such recommendations to the Board as
deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent there to in writing.

*	As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested
Persons shall be made by the incumbent members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

A–1

Qualifications for Trustee Nominees

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Trustees, (ii) a Fund's officers, (ii) a Fund's investment adviser(s), (iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources; Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

A–2

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of January 20, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1.	The shareholder must submit any such recommendation (a
“Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.
2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the
Board or shareholder meeting at which the nominee would be elected.
3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person
recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and
(f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule
14a-l0l (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and
Exchange Commission (or the corresponding provisions of any
regulation or rule subsequently adopted by the Securities and
Exchange Commission or any successor agency applicable to the
Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the
recommending shareholder believes that the candidate is or will be an
“interested person” of the Fund (as defined in the Investment
Company Act of 1940, as amended) and, if not an “interested
person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a
Trustee if elected; (iii) the recommending shareholder's name as it

A–3

appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

A–4

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 24, 2011.

Thank you in advance for your prompt consideration of this matter. Sincerely, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

COMMON SHARES

Proxy for Annual Meeting of Shareholders on May 24, 2011

Solicited on Behalf of the Board of Trustees

     The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Mark E. Mathiasen and Kevin M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 24, 2011, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET/CLAYMORE
INFLATION-LINKED OPPORTUNITIES & INCOME FUND

May 24, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.materials.proxyvote.com/Guggenheim2011WIW.pdf

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

10000000000000000000 9
052411

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS I TRUSTEE:

NOMINEE:
☐ FOR THE NOMINEE	Michael Larson	Class I Trustee

☐ WITHHOLD AUTHORITY
FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that ☐
changes to the registered name(s) on the account may not be submitted via this method.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1.

Signature of Shareholder ________________	Date: ________________	Signature of Shareholder ____________	Date: ________________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET/CLAYMORE
INFLATION-LINKED OPPORTUNITIES & INCOME FUND

May 24, 2011

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.materials.proxyvote.com/Guggenheim2011WIW.pdf

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

10000000000000000000 9	052411

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	x

1. ELECTION OF CLASS I TRUSTEE:

NOMINEE:
☐ FOR THE NOMINEE	Michael Larson	Class I Trustee

☐ WITHHOLD AUTHORITY
FOR THE NOMINEE
FOR ALL EXCEPT

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that ☐
changes to the registered name(s) on the account may not be submitted via this method.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1.

Signature of Shareholder ________________	Date: _________________	Signature of Shareholder ________________	Date: __________________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.